Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

Each of the undersigned hereby certifies, in his capacity as an officer of James Hardie Industries SE (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

•	the Annual Report on Form 20-F for the fiscal year ended 31 March 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: 2 July 2012

/s/ Louis Gries
Louis Gries
Chief Executive Officer

/s/ Russell Chenu
Russell Chenu
Chief Financial Officer

* The foregoing certification is being furnished as an exhibit pursuant to the rules of Form 20-F and Section 906 of the Sarbanes-Oxley Act of 2002 and, accordingly, is not being filed with the Securities and Exchange Commission as part of the Form 20-F and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made before or after the date of the Form 20-F, irrespective of any general incorporation language contained in such filing).